UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2022
COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2022, the Board of Directors (the “Board”) of Comstock Inc. (the “Company”), reviewed and ratified companywide compensation programs, including new compensation for the named executive officers and independent directors of the Company, which were recommended by the Compensation Committee of the Board. The Board also modified the roles of certain named executives and appointed directors for all Board chair roles.

The Company operates systemically, and its philosophy is to align total compensation of its employees, including the named executive officers, with performance-based incentives that are fully with the Company’s goals for delivering value for the Company’s shareholders. These companywide programs include market-based salaries, profit sharing and stock-based compensation. The adoption and implementation of compensation programs are intended to support that philosophy and the interest of the Company and its shareholders by providing appropriate forms of performance-based cash and stock-based compensation alternatives that strengthen the ability of the Company to attract and retain employees and others who focus their efforts and abilities on realizing the Company’s specific objectives, at a time when the Company is implementing aggressive development and growth plans.

The Board approved executive officer base salaries of $495,000 with the opportunity for up to 100% performance bonuses. The roles of the Company’s named executive officers were also modified as follows:

Corrado De Gasperis – Chief Executive Officer*
Rahul Bobbili – Chief Engineer;
Kevin Kreisler – Chief Technology Officer;
William McCarthy – Chief Operating Officer; and
David Winsness – President Comstock Fuels.

The following chair responsibilities were also assigned for the standing committees of the Board, as follows.

William J. Nance - Executive Committee & Strategic Planning;
Judd Merrill, CPA – Audit Committee;
Leo Drozdoff – Compensation & Organization Committee;
Walter “Del” Marting – Risk Management Committee;
William J. Nance – Nominating & Governance Committee; and
Leo Drozdoff – Environmental, Social & Governance Committee.

The Board approved annual independent director compensation including cash-based compensation of $60,000 plus an additional $20,000 for the committee chair positions, and targeted stock-based compensation of $100,000.

*Mr. De Gasperis is also the Company’s acting Principal Financial and Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: July 8, 2022	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer